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                                                                   EXHIBIT 10.34


                                                                  Execution Copy

                            FIRST AMENDING AGREEMENT

                THIS FIRST AMENDING AGREEMENT dated June 29, 1998



BETWEEN:

                      PIONEER NATURAL RESOURCES CANADA INC.

                                     - and -

                               THE LENDERS HERETO

                                     - and -

                       CANADIAN IMPERIAL BANK OF COMMERCE


PREAMBLE:

                  The parties hereto are parties to the Credit Agreement dated as of December 18, 1997 (the "Credit Agreement") and wish to amend the Credit Agreement to reflect changes to the credit established thereunder.

                  NOW THEREFORE in consideration of the covenants and agreements between the parties contained in this First Amending Agreement and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties agree as follows:

1.       INTERPRETATION

         In this First Amending Agreement, capitalized terms which are not otherwise defined herein shall have the meaning given in the Credit Agreement.

2.       AMENDMENTS

         The Credit Agreement is hereby amended as follows:

         (a)      Section 3.12(a) is deleted and replaced with the following:

                  (a) INTEREST AND FEES. Interest payable by the Borrower under each Accommodation shall be determined in the following manner:

                        (i) each Canadian Prime Rate Loan shall bear interest at a variable rate of interest per annum equal to the Canadian Prime Rate;



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                                                                  Execution Copy

                        (ii) each U.S. Base Rate Loan shall bear interest at a variable rate per annum equal to the U.S. Base Rate;

                        (iii) each Alternate Base Rate Loan shall bear interest at a variable rate of interest per annum equal to the Alternate Base Rate;

                        (iv) each LIBOR Based Loan shall bear interest at a rate per annum equal to the sum of: (i) LIBOR, plus (ii) the applicable Commitment Utilization Margin, plus (iii) the applicable margin based on the Applicable Rating Level as indicated in the table below;

                        (v) each Canadian Eurodollar Loan shall bear interest at a rate per annum equal to the sum of: (i) the Canadian Eurodollar Rate, plus (ii) the applicable Commitment Utilization Margin, plus (iii) the applicable margin based on the Applicable Rating Level as indicated on the table below; and

                        (vi) for each Bankers' Acceptance, the stamping fee payable by the Borrower on the acceptance thereof by the Canadian Resident Lenders shall be based on the sum of: (i) the applicable Commitment Utilization Margin, plus (ii) the applicable margin based on the Applicable Rating Level as indicated in the table below.

--------------------------------------------------------------------------------
Applicable Rating Level         I        II        III        IV          V
--------------------------------------------------------------------------------
Stamping fee on Bankers'        18       20        23         36         45
Acceptances and margins
  on LIBOR Based
  Loans/Canadian
Eurodollar Loans (Basis
      Points)
--------------------------------------------------------------------------------

           (b)  Section 13.1 is amended with the addition of the following as
                Section 13.1(r):

                (r)     YEAR 2000 COMPLIANCE

                        (i)   In this Section 13.1(r):



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                                                                  Execution Copy

                                "YEAR 2000 PROBLEM" means the risk that computer applications used by the Borrower or any of its Subsidiaries (or its suppliers and vendors) may be unable to recognize and perform properly date- sensitive functions involving certain dates prior to, and any date after, December 31, 1999; and

                                "YEAR 2000 COMPLIANT" means that all computer applications will on a timely basis be able to perform properly date-sensitive functions for all dates before and after January 1, 2000.

                        (ii) The Borrower has: (i) initiated a review and assessment of all areas within its and each of its Subsidiaries' business and operations (including those affected by suppliers and vendors) that could be adversely affected by the Year 2000 Problem, (ii) developed a plan and time line for addressing the Year 2000 Problem on a timely basis, and (iii) to date, implemented that plan in accordance with that time table. The Borrower reasonably believes that all computer applications (including those of its suppliers and vendors) that are material to its or any of its Subsidiaries' business and operations will be Year 2000 Compliant, except to the extent that a failure to do so could not reasonably be expected to have a Material Adverse Effect.

           (c) Section 14.1 is amended with the addition of the following as 14.1(n):

                (n) YEAR 2000 COMPLIANCE. The Borrower will promptly notify the Agent in the event the Borrower discovers or determines that any computer application (including those of its suppliers and vendors) that is material to its or any of its Subsidiaries' business and operations will not be Year 2000 Compliant on a timely basis, except to the extent that such failure could not reasonably be expected to have a Material Adverse Effect.

           (d) Schedule "A" is amended with the addition of the following definitions in appropriate alphabetical order:

                "Commitment Utilization" means, for any period, the ratio of:
                (i) the Outstandings to (ii) the Commitment Amount, provided that for purposes of determining the Commitment Utilization Margin for the period ending June 30, 1999, the Commitment Utilization is deemed to be ">.50".



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                                                                  Execution Copy

                  "COMMITMENT UTILIZATION LEVEL" means the level set forth below that corresponds to the lowest of the ratings issued from time to time by Moody's and S&P, as applicable, for the Parent's senior unsecured long-term debt:

================================================================================
                      Moody's                  S&P
--------------------------------------------------------------------------------
Level A            Baa3 or better        BBB- or better
Level B            Less than Baa3        Less than BBB-
================================================================================


                  For example, if the Moody's rating is Ba1 and the S&P rating is BBB, Level B shall apply. For purposes of the foregoing,
                  (i) if ratings for the Parent's senior unsecured long-term debt shall not be available from S&P or Moody's, Level B shall be deemed applicable; and (ii) if any of the Rating Agencies shall change its ratings nomenclature prior to the date all Obligations have been paid and the Commitments cancelled, the Parent and the Lenders shall negotiate in good faith to amend the reference to specific ratings in this definition to reflect such change, and pending such amendment, if an appropriate Commitment Utilization Level is otherwise not determinable based upon the foregoing grid, the last Commitment Utilization Level in effect at the time of such change shall continue to apply.

                  "Commitment Utilization Margin" means, on any date, the number of Basis Points per annum set forth below based on the Commitment Utilization Level on such date:



--------------------------------------------------------------------------------
                               Commitment Utilization Margin
--------------------------------------------------------------------------------
   Commitment                  Commitment Utilization           Commitment
Utilization Level              is "< or equal to .50"      Utilization is ">.50"
--------------------------------------------------------------------------------
    Level A                            0 b.p.                     5.0 b.p
--------------------------------------------------------------------------------
    Level B                            0 b.p.                    10.0 b.p
--------------------------------------------------------------------------------


                "Year 2000 Compliant" has the meaning attributed to it in
                Section 13.1(r) of the Agreement.

                "Year 2000 Problem" has the meaning attributed to it in Section 13.1(r) of the Agreement.

3. Representations and Warranties. To confirm each Lender's understanding concerning the Borrower and its businesses, properties and obligations, and to induce the Agent and each Lender to enter into this First Amending Agreement, the Borrower hereby reaffirms to the Agent and each Lender that, as of the date hereof, its representations and warranties contained in Section




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                                                                  Execution Copy

13.1 of the Credit Agreement (as amended by this First Amending Agreement) and in the Documents to which it is a party (except to the extent such representations and warranties relate solely to an earlier date) are true and correct and additionally represents and warrants as follows:

        (a) The execution and delivery of this First Amending Agreement and the performance by the Borrower and the Restricted Subsidiaries of their respective obligations under this First Amending Agreement, the Credit Agreement and the other Documents, as amended hereby, are within the Borrower's or such Restrictive Subsidiaries' corporate powers, have been duly authorized by all necessary corporate action, have received all necessary governmental approval (if any shall be required), and do not and will not contravene or conflict with any provision of Law or of the Borrower's or such Restrictive Subsidiaries' constating documents or by-laws or of any Law or material agreement, judgment, license, order or permit applicable to or binding upon such Borrower or Restrictive Subsidiary.

        (b) This First Amending Agreement and the Credit Agreement, as amended hereby, are, and the other Documents when fully executed and delivered will be, legal, valid and binding obligations of the Borrower and each Restrictive Subsidiary which is a party hereto or thereto, enforceable in accordance with their terms except as such enforcement may be limited by applicable bankruptcy, insolvency, reorganization, winding-up, moratorium or similar Laws relating to the enforcement of creditors' rights generally and by general principles of equity.


4. Conditions to Effectiveness. The effectiveness of this First Amending Agreement is conditional upon the following:

        (a) The Borrower shall pay, or cause the payment, to the Agent for the account of each Lender a non-refundable amendment fee determined by applying the amendment fee rate of 15 Basis Points to the Commitments (whether used or unused) as of the date of this First Amending Agreement. Such amendment fee shall be allocated among the Lenders based on their Pro-Rata Shares; and

        (b) The Borrower shall deliver such other documents or items that the Agent may reasonably request in a form and substance reasonably satisfactory to the Agent.

5. Effective Date. The amendments contained herein shall be effective as of the date of this First Amending Agreement.

6. Continuing Effect. Each of the parties hereto acknowledges and agrees that the Credit Agreement, as amended by this First Amending Agreement, the Support Guarantees and the Parent Guarantee each dated as of December 18, 1997 delivered to the Agent and Lenders, shall be and continue in full force and effect and are hereby confirmed and the rights and obligations




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                                                                  Execution Copy

of all parties thereunder shall not be affected or prejudiced in any manner except as specifically provided for herein.

7. Counterparts. This First Amending Agreement may be executed in any number of counterparts, each of which when executed and delivered shall be deemed to be an original, but all of which when taken together constitute one and the same instrument; any party may execute this First Amending Agreement by signing any counterpart of it.

         IN WITNESS WHEREOF, the Parties have caused this First Amending Agreement to be duly executed by their respective authorized officers as of the day and year first above written.


                                     PIONEER NATURAL RESOURCES CANADA INC.,
                                     as Borrower

                                     By: /s/ Jane Stevenson
                                        ----------------------------------------
                                     Name:   Jane Stevenson
                                     Title:  Controller


                                     CANADIAN IMPERIAL BANK OF COMMERCE,
                                     as Canadian Resident Lender and
                                     Administrative Agent


                                     By: /s/ David Swain
                                        ----------------------------------------
                                     Name:   David Swain
                                     Title:  Vice President

                                     By: /s/ James Chepyha
                                        ----------------------------------------
                                     Name:   James Chepyha
                                     Title:  Executive Director

                                     Address:
                                     Bankers Hall, 10th floor
                                     855-2nd Street S.W.
                                     Calgary, Alberta  T2P 4J7
                                     Fax: 403-221-5779



      This is a counterpart execution page to the First Amending Agreement dated June 29, 1998.





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                                                                  Execution Copy

                                     THE BANK OF NOVA SCOTIA,
                                     as Canadian Resident Lender


                                     By: /s/ Dan Belot
                                        ----------------------------------------
                                     Name:   Dan Belot
                                     Title:  Relationship Manager

                                     By: /s/ Michael Jackson
                                        ----------------------------------------
                                     Name:   Michael Jackson
                                     Title:  Vice President and Office Head

                                     Address:
                                     Corporate & Energy Banking
                                     Suite 3820, 700-2nd Street S.W.
                                     Calgary, Alberta  T2P 2N7
                                     Fax:  403-221-6497


                                     ROYAL BANK OF CANADA,
                                     as Canadian Resident Lender

                                     By: /s/ Bruce Edgelow
                                        ----------------------------------------
                                     Name:   Bruce Edgelow
                                     Title:  Senior Account Manager


                                     By: /s/ Lorne Gartner
                                        ----------------------------------------
                                     Name:   Lorne Gartner
                                     Title:  Manager

                                     Address:
                                     Oil & Gas Banking Centre
                                     335 8th Avenue S.W., 11th floor,
                                     Calgary, Alberta  T2P 1C9
                                     Fax:  403-292-3436



             This is a counterpart execution page to the First Amending Agreement dated June 29, 1998.



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                                                                  Execution Copy

                                     THE CHASE MANHATTAN BANK OF CANADA,
                                     as Canadian Resident Lender

                                     By: /s/ Christine Chan
                                        ----------------------------------------
                                     Name:   Christine Chan
                                     Title:  Vice President

                                     Address:
                                     1 First Canadian Place
                                     6900, 100 King Street West
                                     Toronto, Ontario  M5X  1A4
                                     Fax:  416-216-4161


                                     MORGAN GUARANTY TRUST COMPANY OF NEW YORK, as Non-resident Lender

                                     By: /s/ John Kowalczuk
                                        ----------------------------------------
                                     Name:   John Kowalczuk
                                     Title:  Vice President

                                     Address:
                                     60 Wall Street, 22nd floor
                                     New York, New York  10260
                                     Fax:  212-648-5014


                                     NATIONSBANK, N.A.,
                                     successor-by-merger to NationsBank of
                                     Texas, N.A. as Non-resident Lender

                                     By: /s/ Frank Stowers
                                        ----------------------------------------
                                     Name:   Frank Stowers
                                     Title:  Vice President

                                     Address:
                                     303 West Wall Street
                                     Midland, Texas  79701
                                     Fax:  915-685-2009



             This is a counterpart execution page to the First Amending Agreement dated June 29, 1998.


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                                                                  Execution Copy

                                     THE TORONTO-DOMINION BANK,
                                     as Canadian Resident Lender

                                     By: /s/ Loretta Palandri
                                        ----------------------------------------
                                     Name:   Loretta Palandri
                                     Title:  Manager, Corporate Banking

                                     Address:
                                     800 Home Oil Tower
                                     324-8th Avenue S.W.
                                     Calgary, Alberta  T2P 2Z2
                                     Fax:  403-292-2772


                                     FIRST UNION NATIONAL BANK,
                                     as Non-resident Lender

                                     By: /s/ Michael Kolosowsky
                                        ----------------------------------------
                                     Name:   Michael Kolosowsky
                                     Title:  Vice President

                                     Address:
                                     One First Union Center
                                     301 South College Street, TW-11
                                     Charlotte, North Carolina  28288-0658
                                     Fax:  704-374-6249


                                     WACHOVIA BANK, N.A.,
                                     as Non-resident Lender

                                     By: /s/ Paige Mesaros
                                        ----------------------------------------
                                     Name:   Paige Mesaros
                                     Title:  Vice President

                                     Address:
                                     191 Peachtree Street N.E.
                                     MC370, 28th floor
                                     Atlanta, Georgia  30303
                                     Fax:  404-332-6898





             This is a counterpart execution page to the First Amending Agreement dated June 29, 1998.